                                                             Contract No. 110657

                NATURAL GAS PIPELINE COMPANY OF AMERICA (Natural)
        TRANSPORTATION RATE SCHEDULE FTS AGREEMENT DATED October 19, 1995
              UNDER SUBPART G of Part 284 OF THE FERC'S REGULATIONS

1.   SHIPPER is:  NORTH SHORE GAS COMPANY, a LOCAL DISTRIBUTION COMPANY

2.   (a)  MDQ totals:    20,000 MMBTU per day.

     (b)  Service option selected (check any or all):

          [X}  LN   [  ] SW   [X}  NB

3.   TERM:  December 01, 1995 through March 31, 1998

4.   Service will be ON BEHALF OF:  [X] Shipper or [] Other:.

5. The ULTIMATE END USERS are customers within any state in the continental U.S.; or (specify state)

--------------------------------------------------------------------------------

6.   [ ] This Agreement supersedes and cancels a ______ Agreement dated ______
     [ ] Capacity rights for this Agreement were released from Natural's Transportation Rate Schedule Agreement (KT #) dated and are subject to any recall/return provisions in Natural's Capacity Release Package ID #.
     [X] [for firm service only] Service and reservation charges commence the latter of:
          (a) December 01, 1995, and
          (b) the date capacity to provide the service hereunder is available on Natural's System.
     [ ]  Other:
                -----------------------------------------------------------

7.   SHIPPER'S ADDRESSES                     NATURAL'S ADDRESSES

                             GENERAL CORRESPONDENCE:

NORTH SHORE GAS COMPANY                 Natural Gas Pipeline Company of America
WILLIAM MORROW                          Attention: Gas Transportation Services
130 E. RANDOLPH DR.                     3200 Southwest Freeway 77027-7523
CHICAGO, IL 60601                       P.O. Box 283  77001-0283
                                        Houston, Texas

                STATEMENTS/INVOICES/ACCOUNTING RELATED MATERIALS:

NORTH SHORE GAS COMPANY                 Natural Gas Pipeline Company of America
ANTHONY COMPTON                         Attention:  Gas Accounting Department
130 E. RANDOLPH DR.                     701 East 22nd Street
CHICAGO, IL 60601                       Lombard, Illinois 60148


                                        PAYMENTS:
                                        Natural Gas Pipeline Company of America
                                        Attention:  Controller
                                        701 East 22nd Street
                                        Lombard, Illinois 60148


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8.   The above stated Rate Schedule, as revised from time to time, controls this
     Agreement and is incorporated herein. The attached Exhibits A, B, and C (for firm service only) are a part of this Agreement. Natural AND SHIPPER ACKNOWLEDGE THAT THIS AGREEMENT IS SUBJECT TO THE PROVISIONS OF Natural's FERC GAS TARIFF AND APPLICABLE FEDERAL LAW. TO THE EXTENT THAT STATE LAW
     IS APPLICABLE, Natural AND SHIPPER EXPRESSLY AGREE THAT THE LAWS OF THE STATE OF ILLINOIS SHALL GOVERN THE VALIDITY, CONSTRUCTION, INTERPRETATION AND EFFECT OF THIS CONTRACT, EXCLUDING, HOWEVER, ANY CONFLICT OF LAWS RULE WHICH WOULD APPLY THE LAW OF ANOTHER STATE. This Agreement states the entire agreement between the parties and no waiver, representation, or agreement shall affect this Agreement unless it is in writing. Shipper shall provide the actual end user purchaser name(s) to Natural if Natural must provide them to FERC.


AGREED TO BY:
NATURAL GAS PIPELINE COMPANY OF AMERICA           NORTH SHORE GAS COMPANY
"Natural"                                         "Shipper"

By:  /s/ Stephen G. Weinan                   By:  /s/ T. M. Patrick
     -----------------------                      ------------------------

Name:  Stephen G. Weinan                     Name: Thomas M. Patrick
       ---------------------                       -----------------------

Title: Attorney in fact                     Title: Vice President
       ---------------------                       -----------------------


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                                    EXHIBIT A
                            DATED:  October 19, 1995
                       EFFECTIVE DATE:  December 01, 1995

COMPANY:  NORTH SHORE GAS COMPANY
CONTRACT:  110657

RECEIPT POINT/S
                              County/Parish            PIN            MDQ
NAME/LOCATION                      Area       STATE    NO.    ZONE    (MMBTU)
-------------                 -------------   -----    ---    ----    -------

PRIMARY RECEIPT POINT/S

1. NGCENRGY/NGPL MAUD              MILLER      AR      3844    08     20000
   INTERCONNECT WITH NGC-ENERGY
   ON TRANSPORTER'S MAUD
   LATERAL IN SEC. 33-T17S-R28W,
   MILLER COUNTY, ARKANSAS



SECONDARY RECEIPT POINT/S

     All secondary receipt points, and the related priorities and volumes, as provided under the Tariff provisions governing this Agreement.


RECEIPT PRESSURE, ASSUMED ATMOSPHERIC PRESSURE

     Natural gas to be delivered to Natural at the Receipt Point/s shall be at a delivery pressure sufficient to enter Natural's pipeline facilities at the pressure maintained from time to time, but Shipper shall not deliver gas at a pressure in excess of the Maximum Allowable Operating Pressure (MAOP) stated for each Receipt Point. The measuring party shall use or cause to be used an assumed atmospheric pressure corresponding to the elevation at such Receipt Point/s.


RATES

     Except as provided to the contrary in any written agreement(s) between the parties in effect during the term hereof, Shipper shall pay Natural the maximum rate and all other lawful charges as specified in Natural's applicable rate schedule.

FUEL GAS AND GAS LOST AND UNACCOUNTED FOR PERCENTAGE (%)

     Shipper will be assessed the applicable percentage for Fuel Gas and Gas Lost and Unaccounted For.


                                       A-1


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                               EXHIBIT A (CONT'D)
                             DATED OCTOBER 19, 1995
                       EFFECTIVE DATE:  December 01, 1995

COMPANY:  NORTH SHORE GAS COMPANY
CONTRACT:  110657





TRANSPORTATION OF LIQUIDS

     Transportation of liquids may occur at permitted points identified in Natural's current Catalog of Receipt and Delivery Points, but only if the parties execute a separate liquids agreement.

                                    EXHIBIT B
                             DATED October 19, 1995
                       EFFECTIVE DATE:  December 01, 1995

COMPANY:  NORTH SHORE GAS COMPANY
CONTRACT:  110657

DELIVERY POINT/S
                         County/Parish            PIN                 MDQ
Name/Location               Area        State     No.       Zone      (MMBTU)
-------------            -------------  -----     ---       ----      -------


PRIMARY DELIVERY POINT/S

1. NO SHORE/NGPL            LAKE          IL      1          06       20000
   GRAYSLAKE LAKE
   INTERCONNECT WITH NORTH
   SHORE GAS COMPANY
   LOCATED IN SEC.
   12-T44N-R10E,
   LAKE COUNTY, ILLINOIS.



SECONDARY DELIVERY POINT/S

     All secondary delivery points, and the related priorities and volumes, as provided under the Tariff provisions governing this Agreement.


DELIVERY PRESSURE, ASSUMED ATMOSPHERIC PRESSURE

     Natural gas to be delivered by Natural to Shipper, or for Shipper's account, at the Delivery Point/s shall be at the pressure available in Natural's pipeline facilities from time to time. The measuring party shall use or cause to be used an assumed atmospheric pressure corresponding to the elevation at such Delivery Point/s.


                                       B-1


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                                    EXHIBIT C
                             DATED October 19, 1995
                       EFFECTIVE DATE:  December 01, 1995

COMPANY:  NORTH SHORE GAS COMPANY
CONTRACT:  110657

     Pursuant to Natural's tariff, an MDQ exists for each primary transportation path segment and direction under the Agreement. Such MDQ is the maximum daily quantity of gas which Natural is obligated to transport on a firm basis along a primary transportation path segment.


     A primary transportation path segment is the path between a primary receipt, delivery, or node point and the next primary receipt, delivery, or node point. A node point is the point of interconnection between two or more of Natural's pipeline facilities.


     A segment is a section of Natural's pipeline system designated by a segment number whereby the Shipper under the terms of their agreement based on the points within the segment identified on Exhibit C has throughput capacity rights.


     The segment numbers listed on Exhibit C reflect this Agreement's path corresponding to Natural's most recent Pipeline System Map which identifies segments and their corresponding numbers. All information provided in this Exhibit C is subject to the actual terms and conditions of Natural's Tariff.


                                       C-1


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                                    EXHIBIT C
                             DATED October 19, 1995
                       EFFECTIVE DATE:  December 01, 1995

COMPANY:  NORTH SHORE GAS COMPANY
CONTRACT:  110657




Segment        Upstream       Forward/Backward         Flow Through
Number         Segment        Haul (Contractual)         Capacity
------         -------        ------------------       ------------


  27               0                  F                          0

  28              27                  F                      20000

  39              40                  F                      20000

  40              28                  F                      20000







                                       C-2